Business Acquisition	12 Months Ended
Dec. 31, 2012
Business Acquisition [Abstract]
BUSINESS ACQUISITION

3. BUSINESS ACQUISITION

On January 4, 2012, the Company completed its acquisition (the “Acquisition”) of all of the shares of Sight Science Limited (“Sight Science”) in the UK, a company that is in the business of researching, developing and providing medical technologies to restore the vision of patients with neurological visual loss. The total consideration to the Sight Science shareholders was £384,768 (US$597,660); comprising: £200,000 (US$ 310,660) cash, of which £100,000 (US$155,330) was paid at the Closing and an additional £100,000 (US$155,330) cash to be paid to the Sight Science shareholders on the one-year anniversary of the Closing; an aggregate of 95,667 restricted shares of the Company (14,350,000 pre-split), which are the subject of lock-up agreements between the Parties and which at Closing were valued at £184,768 (US$287,000). In

January, 2012 the Parties agreed to a rescheduling of the deferred consideration due on January 4, 2013 to be paid over the course of the six months from January to June 2013

As required under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 805, Business Combinations, the Company commissioned an independent appraisal of the assets acquired which was finalized in March 2012. The Company determined the fair value of the assets acquired pursuant to the acquisition method as defined in ASC 805 and ASC 350, Intangibles-Goodwill and Other. Included in this valuation were assumptions concerning the cost of equity determined via the build-up method, the cost of debt and the weighted average cost of capital. Cash flows as included in the valuation were projected based on historical operations as well as management’s projections for future results based on these historical amounts. The trademark and patent valuations were based upon the Relief-from Royalty Method on an after tax basis. The value of the Internally Developed Software was based upon the Multi-period Excess Earnings Method utilizing, among other factors, a discount rate based on the Weighted Average Cost of Capital.

As a result, the Company generated negative goodwill on the acquisition of $66,394 which has been recorded in the Consolidated Statement of Operations for the year ended December 31, 2012.

The expenses of the transaction, which primarily comprised legal fees and audit fees in connection with the Form 8-K/A filed on March 21, 2012 and the ASC 805 valuation amounted to $18,285.

The following table represents the final purchase price allocation to the estimated fair value of the assets acquired and liabilities assumed:

Amount

Trademarks and Tradenames	$121,157
Patents	180,183
Internally Developed Software	363,472
Other Net Assets	(758)
664,054
Negative Goodwill on acquisition	(66,394)
Purchase Price	$597,660

Assuming the acquisition discussed above had occurred on January 1, 2011, for the year ended December 31, 2011, pro forma revenues, net loss and net loss per share for the Company would have been $1,001,624 $(4,743,324) and $(0.896), respectively.

The pro forma results are not necessarily indicative of the operating results that would have been obtained had the acquisitions occurred at the beginning of the period presented, nor are they necessarily indicative of future operating results.

Deferred Consideration

As stated above, £100,000 of the cash consideration is deferred for payment in monthly installments from January to June 2013. This is recorded in Other Current Liabilities and at December 31, 2012 amounted to $161,530.